SUPPLEMENT TO THE PROSPECTUS

Supplement dated February 13, 2025, to the Prospectus dated January 28, 2025.

MFS® International New Discovery Fund

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Effective May 1, 2025, Lionel Gomez will no longer be a portfolio manager of the fund.

MIO-SUP-I-021325